Exhibit 4.4

NOTE GUARANTEE

For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of December 21, 2005 (the “Indenture”) among Stripes Acquisition LLC, a Delaware limited liability company (subsequently merged with and into Susser Holdings, L.L.C., a Delaware limited liability company) (the “Company”), Susser Finance Corporation, a Delaware corporation (“SFC” and together with the Company, the “Issuers”), the Guarantors party thereto and The Bank of New York, as trustee (the “Trustee”), (a) the due and punctual payment of the principal of, premium and Additional Interest, if any, and interest on, the Notes, whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal of and interest on the Notes, if any, if lawful, and the due and punctual performance of all other obligations under the Indenture of the Issuers to the Holders and the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders and the Trustee pursuant to the Note Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee.

Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

[Signature page follows.]

APPLIED PETROLEUM TECHNOLOGIES, LTD., a Guarantor

By:	APT Management Company, LLC, its general partner

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President, General Counsel and Secretary

APT MANAGEMENT COMPANY, LLC, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President, General Counsel and Secretary

C&G INVESTMENTS, LLC, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President

CORPUS CHRISTI REIMCO, LLC, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President

SSP BEVCO I LLC, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Manager

[SIGNATURE PAGE TO NOTE GUARANTEE]

SSP BEVCO II LLC, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Manager

SSP BEVERAGE, LLC, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Manager

STRIPES LLC, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President, General Counsel and Secretary

STRIPES ACQUISITION LLC, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President

STRIPES HOLDINGS LLC, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President, General Counsel and Secretary

[SIGNATURE PAGE TO NOTE GUARANTEE]

SUSSER FINANCIAL SERVICES LLC, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President, General Counsel and Secretary

SUSSER HOLDINGS CORPORATION, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President, General Counsel and Secretary

SUSSER PETROLEUM COMPANY LLC, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President and Secretary

TCFS ACQUISITION CORPORATION, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President, General Counsel and Secretary

TND BEVERAGE, LLC, a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Manager

[SIGNATURE PAGE TO NOTE GUARANTEE]

TCFS HOLDINGS, INC., a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President and General Counsel

TOWN & COUNTRY FOOD STORES, INC., a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President and General Counsel

T&C WHOLESALE, INC., a Guarantor

By:	/s/ E.V. Bonner, Jr.
Name:	E.V. Bonner, Jr.
Title:	Executive Vice President and General Counsel

[SIGNATURE PAGE TO NOTE GUARANTEE]